EXHIBIT 10.02
*CONFIDENTIAL TREATMENT REQUESTED

AGREEMENT FOR PURCHASE OF INTUIT-OWNED INVENTORY FOR
FSG AND P-TAP NON-IMPRINTABLE PRODUCTS

This Agreement For Purchase of Intuit-Owned Inventory For FSG and P-TAP Non-Imprintable Products (this “Buyback Agreement”) is made and entered into as of October 25, 2001 by and between Intuit Inc. (“Intuit”) and the John H. Harland Company (“Harland”).

RECITALS

A.	Intuit and Harland are parties to a Supply Agreement made and entered into as of January 1, 2000 (“Supply Agreement”).

B.	Intuit and Harland are parties to the Term Sheet For Fulfillment Products and Services for FSG and P-TAP Non-Imprintable Products (the “Term Sheet”) made and entered into as of October 25, 2001 to be replaced and superceded by an addendum to the Supply Agreement (“Addendum”) by November 30, 2001.

C.	The parties are entering into this Buyback Agreement for the purchase by Harland from Intuit of certain additional Intuit-owned inventories to support fulfillment activities pursuant to the Term Sheet and the Addendum; in particular, Harland will purchase or buyback the inventory for FSG and P-TAP non-imprintable supplies products owned by Intuit for which Harland will provide warehousing and fulfillment services. These products are the ProSeries and EasyACCT products (“P-TAP) and the specific FSG non-imprintable products listed in Exhibit A, “Intuit Owned Supplies Inventories for Purchase by Harland” along with recent estimates of inventory quantities (collectively “Inventory”).

NOW THEREFORE, the parties hereby agree as follows:

1.	INVENTORY PURCHASE EFFECTIVE DATES. The purchase amounts for the different Inventories will be determined by verifying the quantities owned by Intuit and on hand at Harland on the following effective dates:

(a)	For P-TAP Inventory products, the effective date will be end of day, September 30, 2001;

(b)	For other Inventory products, the effective date will be the day that the Inventory shipped from Intuit and Intuit’s suppliers have been received into inventory at Harland.

i.	For FSG envelope Inventory products, the target date for Harland to have inventory available and ready to sell to customers will be October 22, 2001.

ii.	For other FSG Inventory Products excluding storage boxes, the target date for Harland to have inventory available and ready to sell to customers will be November 5, 2001.

iii.	For FSG storage boxes Inventory Products, the target date for Harland to have inventory available and ready to sell to customers will be February 4, 2002.

Intuit reserves the right to adjust the ship dates or target completion dates for certain products. Title will transfer upon receipt.

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission (the “SEC”). We omitted such portions from this filing and filed them separately with the SEC.

2.	INVENTORY PURCHASE COSTS. The costs of the Inventory to be purchased by Harland will be based on the following:

(a)	For P-TAP Inventory products, the costs will be based on Harland’s product prices, which are referenced in Exhibit A.

(b)	For FSG envelopes Inventory products, the costs will be based on Harland’s product prices, which are referenced in Exhibit A.

(c)	For other Inventory products, the costs will be based on Intuit’s Inventory costs, which are referenced in Exhibit A, excluding the prices for the storage boxes. The storage box prices will be calculated closer to the date on which the products are available to sell to Intuit customers at Harland, which is scheduled to be February 1, 2002.

Intuit reserves the right to change the cost basis of the other Inventory products referenced in subsection (c) above to Harland’s costs, based on Harland’s future pricing of these products.

3.	INVOICING. Once Harland purchases the Inventories from Intuit, Harland will invoice Intuit for these products as the products are shipped to end customers at the product prices referenced in Exhibit A, plus fulfillment fees as defined in the Addendum. Payment terms for such invoices will be as specified in Section 42 (Payment Terms) of the Supply Agreement, subject to the following exception. The exception to Section 42 (Payment Terms) is the two percent (2%) discount for early payment as it may apply to P-TAP non-imprintable products listed in this Buyback Agreement. Such P-TAP products will not receive this discount, and will be billed on a separate invoice from the other FSG products. All other FSG products will receive the two percent (2%) discount.

4.	INVENTORY QUALITY. Harland is not responsible for the quality of the Inventory products, or the shelf life of these Inventory products owned by Intuit and/or Intuit’s suppliers, as received by Harland as part of this Buyback Agreement.

5.	VERIFICATION AND PAYMENT TERMS FOR INVENTORY PURCHASE.

(a)	Harland shall provide Intuit with the physical count of on-hand Inventory quantities for any FSG and P-TAP non-imprintable Inventory products owned by Intuit as of the effective dates referenced in Section 1 above within 5 business days after the applicable effective dates.

(b)	Intuit will verify the Inventory quantities. This includes reconciling the Inventories shipped and received amounts, and accounting for any discrepancies. In lieu of Intuit’s on-site verification of counts, Intuit will not contest Harland’s Inventory counts.

(c)	Using the cost basis referenced in Section 2, Intuit will provide Harland with the invoice amounts for the Inventories.

(d)	Harland will verify the invoice amounts.

(e)	Intuit will send Harland an invoice for the total amount of the Inventory quantities, minus a 2% discount based solely on the amounts for FSG envelopes and other FSG products.

(f)	The Intuit invoice to Harland will be sent effective November 30, 2001 with a payment date for the entire amount 30 days after this.

(g)	Harland will submit to Intuit the entire amount of the November 30 invoice by December 30, 2001.

6.	INVENTORY MANAGEMENT. For Inventory that Harland purchases from Intuit that remains in storage past [ * ] from the applicable effective date of Harland’s purchase (“Excess Inventory”), Intuit has the option(s) to do one or more of the following:

(a)	[ * ] and [ * ].

(b)	[ * ] and pay Harland for the [ * ] Inventory that is not Intuit-owned at a cost not to exceed [ * ]

(c)	Pay Harland a [ * ] per pallet per month storage cost for the Inventory in excess of [ * ] age until these particular Inventories are no longer in stock.

7.	PRIVACY AND SECURITY STANDARDS. Harland and Intuit agree that Harland’s performance under this Buyback Agreement and the Supply Agreement will be subject to Harland’s compliance with Intuit’s then-current privacy and security standards.

8.	CONFIDENTIALITY OF TERMS OF AGREEMENT AND PURCHASE INFORMATION. The terms of this Buyback Agreement, including without limitation prices and order volumes, is confidential and may not be released by either party to anyone (other than employees, counsel or others having a bona fide need to know who have signed confidentiality agreements with the party in question) without the prior written consent of the other party; except that, to the extent that a party to this Buyback Agreement is legally required to disclose terms of this Buyback Agreement under applicable law, rule, regulation or order of any court or governmental authority (including but not limited to disclosure made to comply with applicable state and federal securities laws and securities reporting requirements, disclosure required by Court order or otherwise legally required), such party may disclose such terms and information that are, in the good faith opinion of its legal counsel, legally required to be disclosed without obtaining the other party’s prior written consent to such disclosure. If such disclosure is legally required, the disclosing party shall use reasonable efforts to restrict such disclosure to the extent reasonably practicable, given the circumstances. The provisions of this Section shall bind Harland and each of its present and future affiliates.

9.	CONFIDENTIALITY OF SUPPLY. Harland, on behalf of itself and its present and future affiliates covenants with Intuit that it will not disclose to any Intuit customers the source of supply of products that Harland produces and ships for Intuit. Specifically, no reference to Harland, any affiliate of Harland, or any party other than Intuit may appear on any of the Intuit products or on any shipping container, shipping label, reorder form or any other material the customer may receive or perceive in connection with delivery of his/her order.

10.	DIRECT ORDERS AND INQUIRIES. Neither Harland nor any of its affiliates will sell Inventory products to anyone other than Intuit, unless specific advance written permission is given by Intuit. Harland and its affiliates will not accept orders or reorders for Inventory products from any party other than Intuit or any of its affiliates and will refer all inquiries for same to Intuit.

11.	NO CONSEQUENTIAL DAMAGES. Neither party shall be responsible to the other for any claims for any special, incidental, or consequential damage, including lost profits, or loss arising from breach of warranty or any other default on the part of such party.

12.	MODIFICATIONS TO THIS BUYBACK AGREEMENT. No modification or amendment to this Buyback Agreement shall be effective unless it is executed in writing by both parties.

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.

13.	ASSIGNMENT. This Buyback Agreement will bind and inure to the benefit of each party’s permitted successors and assigns. Harland may not assign this Buyback Agreement, in whole or in part, without Intuit’s written consent. Any attempt by Harland to assign this Buyback Agreement without such consent will be null and void. During the Term of this Buyback Agreement Harland agrees not to sell its interest in all or substantially all of the assets required to perform its obligations under this Buyback Agreement without the prior written consent of Intuit. The parties agree that, in the event of Harland’s breach of the provisions of this paragraph: (i) Intuit will have the right to terminate this Buyback Agreement without penalty at any time following such breach; and (ii) Intuit will not have the right to prevent a corporate-wide sale of Harland’s assets to a third party.

14.	GOVERNING LAW. This Buyback Agreement will be governed by and construed in accordance with the internal laws of the State of California applicable to agreements entered into, and to be performed entirely, within California between California residents, without regard to principles of choice of law or conflict of laws.

15.	SEVERABILITY. If any provision of this Buyback Agreement is found to be invalid, unlawful or unenforceable, then, if possible, that provision will be modified to the extent possible to reflect the parties intentions and remain valid, lawful, and enforceable, rather than being voided, and whether or not such provisions is voided or so modified, the other provisions of this Buyback Agreement will nevertheless remain in full force and effect.

16.	NOTICES. All notices under this Buyback Agreement will be deemed to have been given for purposes of this Buyback Agreement when such notice is (i) delivered personally, (ii) sent by confirmed facsimile transmission, or (iii) sent by certified or registered U.S. mail or nationally-recognized express courier, return receipt requested, to the address of the receiving party shown below or to such other address for notice under this Buyback Agreement as may otherwise be specified by either party to the other by a written notice given in accordance with the provisions of this Section:

If to Intuit:	Intuit Inc. 2650 Casey Avenue Mountain View, CA 94043 Attn: Vice President and General Manager, Financial Supplies Group Fax: (650) 944-2755

with a copy to:	Intuit Inc. 2550 Garcia Avenue Mountain View, CA 94043 Attn: General Counsel Fax: (650) 944-5656

If to Harland:	John H. Harland Company 300 E. Meridian Street Milton, Washington 98371 Attn: Martin Kerner Fax: (253) 927-4014

with a copy to:	John H. Harland Company 2939 Miller Road Decatur, GA 30035 Attn: General Counsel Fax: (770) 593-5619

17.	INDEPENDENT CONTRACTORS. The parties to this Buyback Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party will have the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.

18.	WAIVER. No failure of either party to exercise or enforce any of its rights under this Buyback Agreement will act as a waiver of such rights. No waiver of any rights hereunder will be effective unless set forth in a writing signed by the party granting such waiver.

19.	ENTIRE AGREEMENT. This Buyback Agreement together with its Exhibit constitutes the complete and exclusive agreement and understanding between the parties with respect to the subject matter hereof, and this Buyback Agreement shall supersede and replace any and all prior agreements, communications, and understandings (both written and oral) regarding such subject matter.

IN WITNESS WHEREOF, Intuit and Harland have executed and entered into this Buyback Agreement by their duly authorized representatives.

JOHN H. HARLAND COMPANY		INTUIT INC

By:	/s/ MARTIN E. KERNER	By:	/s/ LORRIE M. NORRINGTON

Printed Name:	Martin E. Kerner	Printed Name:	Lorrie M. Norrington

Title:	VP, General Manager	Title:	SVP, Small Business

Date:	October 29, 2001	Date:	November 6, 2001

EXHIBIT A

Intuit Owned Supplies Inventory for Purchase by Harland

P-TAP BUYBACK PROPOSAL (estimated inventory values effective 9-30-01)	$[ * ]

		On Hand as of	Sell	Price Per	Proposed Purchase
Brand	DESCRIPTION	9-30-01	Basis	Item	Price
USBP	CK STOCK 1000 SHEET-FED BLANK (Blue)	[ * ]	Harland	[ * ]	[ * ]
USBP	CK STOCK 1000 SHEET-FED BLANK (Green)	[ * ]	Harland	[ * ]	[ * ]
USBP	15900 ENVELOPES 500 DOUBLE-WINDOW CHECK	[ * ]	Harland	[ * ]	[ * ]
USBP	15901 ENVELOPES 500 DOUBLE-WINDOW CHECK	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FSH-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FLH-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FSW-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FLW-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FLR-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FSG-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FLG-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FSB-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FLB-98	[ * ]	Harland	[ * ]	[ * ]
P-TAP	FSR	[ * ]	Harland	[ * ]	[ * ]
P-TAP	TPH	[ * ]	Harland	[ * ]	[ * ]
P-TAP	TPR	[ * ]	Harland	[ * ]	[ * ]
P-TAP	ESVB	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EF6	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EF6-SS	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EF9	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EF9-SS	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EOL	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EOL-SS	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EOP	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EOP-SS	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EOXL	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EOXP	[ * ]	Harland	[ * ]	[ * ]
P-TAP	EXPAN	[ * ]	Harland	[ * ]	[ * ]

*We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.

EXHIBIT A

Intuit Owned Supplies Inventory for Purchase by Harland

FSG BUYBACK PROPOSAL (estimated inventory values)	$[ * ]

		Envelopes estimated as of 10-20, Other		Sell	Proposed
	DESCRIPTION	Products as of 11-04	Pricing	Basis	Selling Price
FSG	ENV STD 250-PACK	[ * ]	[ * ]	Harland	[ * ]
FSG	ENV STD 500-PACK	[ * ]	[ * ]	Harland	[ * ]
FSG	ENV WAL 250-PACK	[ * ]	[ * ]	Harland	[ * ]
FSG	ENV 250-PACK DOUBLE WINDOWS INVOICE	[ * ]	[ * ]	Harland	[ * ]
FSG	ENV WAL PLUS 250-PACK	[ * ]	[ * ]	Harland	[ * ]
FSG	ENV WAL PLUS 500-PACK	[ * ]	[ * ]	Harland	[ * ]
FSG	100 DOUBLE WINDOW WALLET ENV	[ * ]	[ * ]	+Harland	[ * ]
FSG	ENV STD SELF SEAL 250 PACK	[ * ]	[ * ]	Harland	[ * ]
FSG	ENVELOPE 250-PK DW SELF-SEAL INVOICE	[ * ]	[ * ]	Harland	[ * ]
FSG	ENV STD SELF SEAL 500 PACK	[ * ]	[ * ]	Harland	[ * ]
FSG	LBL SHEET ADDRESS (2000)	[ * ]	[ * ]	Intuit	[ * ]
FSG	PPR 2-1/8 LASER ROLODEX (500/PK)	[ * ]	[ * ]	Intuit	[ * ]
FSG	25 DISPOSABLE DEPOSIT BAGS	[ * ]	[ * ]	Intuit	[ * ]
FSG	100 DISPOSABLE DEPOSIT BAGS	[ * ]	[ * ]	Intuit	[ * ]
FSG	PPR CONT. FORMS LEADER	[ * ]	[ * ]	Intuit	[ * ]
FSG	PPR LASER SINGLE SHEET FORMS	[ * ]	[ * ]	Intuit	[ * ]

+ Harland pricing for this product was derived utilizing a weighted average calculation based on months of inventory for forecasted unit sales of 250 and 100 packages

* We have requested confidential treatment for certain portions of this document pursuant to an application for confidential treatment sent to the SEC. We omitted such portions from this filing and filed them separately with the SEC.